Exhibit 99.1

News Release

Independent Bank Corporation

230 West Main Street

Ionia, MI 48846

616.527.5820

For Release:	Immediately

Contact:	Robert Shuster, Chief Financial Officer, 616.522.1765

INDEPENDENT BANK CORPORATION

ANNOUNCES COMMENCEMENT OF EXCHANGE OFFER

FOR TRUST PREFERRED SECURITIES

IONIA, Mich., April 23, 2010 — Independent Bank Corporation (Nasdaq: IBCP), the holding company of Independent Bank, a Michigan-based community bank ("we," "us" or the "Company"), today announced that it has commenced an offer to exchange up to 180,200,000 newly issued shares of its common stock for properly tendered and accepted trust preferred securities issued by IBC Capital Finance II (Nasdaq:  IBCPO), IBC Capital Finance III, IBC Capital Finance IV, and Midwest Guaranty Trust I (the "Exchange Offer").  The Exchange Offer will expire at 11:59 p.m., Eastern Time, on Tuesday, June 1, 2010, unless extended or earlier terminated by us (such date and time, as it may be extended, the "Expiration Date").

In connection with the Exchange Offer, for each trust preferred security of IBC Capital Finance II (Nasdaq:  IBCPO), IBC Capital Finance III, IBC Capital Finance IV, and Midwest Guaranty Trust I accepted in accordance with the terms of the Exchange Offer, the Company will issue a number of shares of its common stock having an aggregate dollar value (the "Exchange Value") set forth in the table below or, in the case of a trust preferred security tendered on or prior to Monday, May 17, 2010 (the "Early Tender Premium Deadline"), having an aggregate dollar value equal to the applicable Exchange Value plus the Early Tender Premium Value set forth in the table below.

We refer to the number of shares of common stock we will issue for each trust preferred security we accept for exchange as the "exchange ratio."  In determining the exchange ratio, the value per share of common stock will be the "Relevant Price," which is equal to the average volume weighted average price per share, or "Average VWAP," of our common stock for the five consecutive trading day period ending on and including the second trading day immediately preceding the Expiration Date, as it may be extended.  We will announce the final exchange ratios (both for those trust preferred securities tendered before the Early Tender Premium Deadline and for those tendered after that deadline) by 9:00 a.m., Eastern Time, on the trading day immediately preceding the Expiration Date, as it may be extended.  Throughout the exchange offers, the indicative Average VWAP, the resulting indicative Relevant Price, and the indicative exchange ratios will be available at www.independentbank.com/exchangeoffers and from our information agent, D.F. King & Co., Inc.

The table below sets forth certain information regarding the series of trust preferred securities that are the subject of the exchange offers.

Title of Securities	Issuer	Aggregate Liquidation Amount Outstanding	Liquidation Amount per Trust Preferred Security	Exchange Value	Early Tender Premium Value	Total Exchange Value
				(per Liquidation Amount)

8.25% Cumulative Trust Preferred Securities (Nasdaq: IBCPO)	IBC Capital Finance II	$50,600,000	$25	$21.40	$1.25	$22.65

Floating Rate Trust Preferred Securities	IBC Capital Finance III	$12,000,000	$1,000	$811.11	$50.00	$861.11

Floating Rate Trust Preferred Securities	IBC Capital Finance IV	$20,000,000	$1,000	$814.54	$50.00	$864.54

Floating Rate Trust Preferred Securities	Midwest Guaranty Trust I	$7,500,000	$1,000	$821.26	$50.00	$871.26

The complete terms and conditions of the Exchange Offer are set forth in the prospectus and letter of transmittal being sent to holders of the trust preferred securities.  Holders are urged to read the Exchange Offer documents carefully. This press release is neither an offer to purchase nor a solicitation to buy any shares of the securities, nor is it a solicitation for acceptance of the Exchange Offer. The Company is making the Exchange Offer only by, and pursuant to the terms of, the prospectus and the related letter of transmittal. The Exchange Offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. None of the Company or its affiliates, the trustees of the various trusts, the dealer manager, the exchange agent, the information agent, or financial advisors is making any recommendation as to whether or not holders should tender their trust preferred securities in the Exchange Offer.

Copies of the prospectus and letter of transmittal may also be obtained from D.F. King & Co., Inc., the information agent and exchange agent for the Exchange Offer, at (800) 431-9643 or, for bankers and brokers, at (212) 269-5550 (Collect). The Company has filed a registration statement (including the prospectus) for the Exchange Offer with the Securities and Exchange Commission ("SEC"). Before you decide whether to participate in the Exchange Offer, you should read the prospectus in the registration statement and other documents the Company has filed with the SEC for more complete information about the Company and the Exchange Offer. You may obtain these documents for free at the SEC's website, www.sec.gov.  You may also obtain these documents on our website at www.IndependentBank.com under the "Investor Relations" tab.

About Independent Bank Corporation

Independent Bank Corporation (Nasdaq Symbol: IBCP) is a Michigan-based bank holding company with total assets of approximately $3 billion.  Founded as First National Bank of Ionia in 1864, Independent Bank Corporation now operates over 100 offices across Michigan’s Lower Peninsula through one state-chartered bank subsidiary.  This subsidiary (Independent Bank) provides a full range of financial services, including commercial banking, mortgage lending, investments and title services.  Independent Bank Corporation is committed to providing exceptional personal service and value to its customers, stockholders and the communities it serves.

For more information, please visit our Web site at:  www.IndependentBank.com

Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "expect," "believe," "intend," "estimate," "project," "may" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management's beliefs and assumptions based on information known to Independent Bank Corporation's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Independent Bank Corporation's management for future or past operations, products or services, and forecasts of the Company's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, and estimates of credit quality trends. Such statements reflect the view of Independent Bank Corporation's management as of this date with respect to future events and are not guarantees of future performance, involve assumptions and are subject to substantial risks and uncertainties, such as the changes in Independent Bank Corporation's plans, objectives, expectations and intentions. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are the ability of the Company to be successful in connection with any capital raising initiatives it may pursue, the incurrence of loan losses in excess of the amounts currently reserved by the Company for such losses, regulatory actions that may be taken by federal and/or state bank regulators, the ability of the Michigan economy to recover and the pace of such recovery, changes in interest rates, changes in the accounting treatment of any particular item, the results of regulatory examinations, changes in industries where the Company has a concentration of loans, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. Independent Bank Corporation does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Independent Bank Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.